INVESTMENT ADVISER
        KPM INVESTMENT MANAGEMENT, INC.
        1700 Lincoln Street, Suite 1300
        Denver, Colorado 80203

ADMINISTRATOR AND FOUNDER
        AQUILA MANAGEMENT CORPORATION
        380 Madison Avenue, Suite 2300
        New York, New York 10017

BOARD OF TRUSTEES
        Lacy B. Herrmann, Chairman
        Tucker Hart Adams
        Arthur K. Carlson
        William M. Cole
        Anne J. Mills
        J. William Weeks
        John G. Welles

OFFICERS
        Lacy B. Herrmann, President
        Jerry G. McGrew, Senior Vice President
        Diana P. Herrmann, Vice President
        Jean M. Smith, Vice President
        Jessica Wiltshire, Vice President
        Rose F. Marotta, Chief Financial Officer
        Richard F. West, Treasurer
        Edward M.W. Hines, Secretary

DISTRIBUTOR
        AQUILA DISTRIBUTORS, INC.
        380 Madison Avenue, Suite 2300
        New York, New York 10017

CUSTODIAN
        BANK ONE TRUST COMPANY, N.A.
        100 East Broad Street
        Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
        PFPC Inc.
        400 Bellevue Parkway
        Wilmington, Delaware 19809

INDEPENDENT AUDITORS
        KPMG PEAT MARWICK LLP
        345 Park Avenue
        New York, New York 10154

Further information is contained in the Prospectus, which must precede or accompany this report.




ANNUAL
REPORT

DECEMBER 31, 1997

AQUILA

[LOGO OF AQUILA GROUP OF FUNDS: AN EAGLE'S HEAD]

TAX-FREE FUND
OF
COLORADO

A TAX-FREE INCOME INVESTMENT

[LOGO OF TAX-FREE FUND OF COLORADO: A SQUARE WHICH CONTAINS 3 MOUNTAINS AND A ROUND SUN ABOVE THE FIRST 2 MOUNTAINS]

ONE OF THE
AQUILAsm GROUP OF FUNDS




[LOGO OF TAX-FREE FUND OF COLORADO: A SQUARE WHICH CONTAINS 3 MOUNTAINS AND A ROUND SUN ABOVE THE FIRST 2 MOUNTAINS]

SERVING COLORADO INVESTORS FOR OVER A DECADE

TAX-FREE FUND OF COLORADO
ANNUAL REPORT
"QUALITY FOSTERS PEACE OF MIND"

February 20, 1998

Dear Investor:

            Recently, there has been a lot of news about the Far East and the problems that a number of countries in that area are experiencing. These problems have included some failures of major financial corporations in Japan, South Korea, Indonesia, Hong Kong, and various other countries. Also, there have been major deterioration changes in the currencies of these countries as they relate to U.S. dollars.

            It is hard to believe the magnitude of recent currency depreciation that has taken place in various countries vs. the U.S. dollar. The currency deteriorations against the U.S. dollar have ranged from 10% to well over 70% with various countries around the world. While we may have some problems in our own country, these are very substantially less than those of other countries.

            What has occurred as a result of the problems of these countries is a flight to quality. In comparison to various economies and currencies of the Far East, as well as other countries in the world, the U.S. economy, securities markets and currency stand out as a beacon of quality.

            Quality has also been one of the trademarks of Tax-Free Fund of Colorado from the inception of the fund. It has been our strong belief that you can sleep much better at night by having high quality issues in the fund in which you invest. Indeed, presently, the portfolio of Tax-Free Fund of Colorado consists of 68.63% of tax-exempt securities having a AAA rating, and 20.80% of securities having a AA rating. Thus, 89.43% of the Fund's overall portfolio is rated as AA or AAA. These are the two highest quality securities you can possibly own.

            Just as important for you to know, in the portfolio management of the fund, separate credit analysis is done by the portfolio adviser to confirm that such top-quality assessment of the individual securities is justified. In other words, we do not merely rely upon the judgment of rating agencies, but rather independently verify the credit quality of each security.

            Why do we structure the portfolio this way? Primarily, so that you can feel comfortable with your investment in Tax-Free Fund of Colorado in terms of knowing that that portion of your savings possesses a high level of capital preservation.

            PATTERN OF PRICING OF SHARE VALUE

            When you look at the pricing of share value of Tax-Free Fund of Colorado, you will note that it presents a high level of share price consistency. This is in stark contrast to the currency deterioration and volatility of currency and securities markets that is taking place around the world. The chart below shows you that consistency for every year since the Fund began.



(Graphic of bar chart with the following information:)

SHARE NET ASSET VALUE
(In Dollars)
12/31/87     9.51
12/31/88     9.66
12/31/89     9.80
12/31/90     9.77
12/31/91    10.18
12/31/92    10.38
12/31/93    10.77
12/31/94     9.82
12/31/95    10.56
12/31/96    10.41
12/31/97    10.62


            OTHER STEPS TAKEN TO PROTECT YOUR MONEY

            As we have pointed out in previous reports to you, we have also consistently sought to diversify the holdings of municipal bonds in the portfolio so that no one segment could hurt the overall value of your money in the remote event a problem occurred. As a result, it is worth pointing out that the portfolio of securities presently consists of 161 issues spread over a variety of categories. This diversification is illustrated in the pie chart below.

(Graphic of pie chart with the following information:)

PORTFOLIO DIVERSIFICATION BY PROJECT
School Districts            28.51%
Metropolitan Districts       7.72%
City & County G.O.           2.60%
Hospitals                    7.53%
Water & Sewer               12.07%
Higher Education            12.50%
Housing                      7.33%
Electric                     7.20%
Transportation               2.48%
Other                       12.06%

            We also ensure that the maturity of the portfolio is spread out over various time periods, with the average portfolio maturity being 8 years, as is indicated in the pie chart below.

(Graphic of pie chart with the following information:)

PORTFOLIO DISTRIBUTION BY MATURITY
0-5 Years          20.04%
6-10 Years         54.20%
Over 10 Years      25.76%


            Altogether then, when you consider the quality, diversification, and maturity of the portfolio, what we have consistently tried to do for you is to provide you with the means by which you can have "PEACE OF MIND" with your investment in Tax-Free Fund of Colorado.

            WORKING IN YOUR INTEREST

            You can be assured that all those associated with the management of your investment will consistently work in your investment interest. We very much value you as a shareholder and appreciate the confidence you have shown in Tax-Free Fund of Colorado.

                                                Sincerely,
                                                /s/ Lacy B. Herrmann
                                                Lacy B. Herrmann
                                                President and Chairman
                                                  of the Board of Trustees

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

     The graph below illustrates the value of $10,000 invested in Class A shares of Tax-Free Fund of Colorado at inception of the Fund in May, 1987 and maintaining this investment through the Fund's latest fiscal year end, December 31, 1997, as compared with a hypothetical similar size investment in the Lehman Brothers Quality Intermediate Municipal Bond Index (the "Index") of municipal securities and the Consumer Price Index (a cost of living index) over that same period. The total return of the investment in the Fund is shown after deduction of the maximum sales charge of 4% at the time of initial investment. It also reflects deduction of the Fund's annual operating expenses and reinvestment of monthly dividends and capital gains distributions without sales charge. On the other hand, the Index does not reflect any sales charge nor operating expenses but does reflect reinvestment of interest. The performance of the Fund's other classes, first offered on April 30, 1996, may be greater or less than the Class A shares performance indicated on this graph, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     It should also be specifically noted that the Index is nationally oriented and consists of an unmanaged mix of 22,000 investment-grade intermediate-term municipal securities of issuers throughout the United States. However, the Fund's investment portfolio consisted of a significantly lesser number of investment-grade tax-free municipal obligations, principally of Colorado issuers, over the same period. The maturities, market prices, and behavior of the individual securities in the Fund's investment portfolio can be affected by local and regional factors which might well result in variances from the market action of the securities in the Index.

     Whatever difference in performance of the Index versus the Fund might also be attributed to the lack of application of annual operating expenses and initial sales charge to the Index. Additionally, a portion of the difference in performance can be attributed to the different characteristics in the single-state market of the securities in the Fund's portfolio as compared with the national orientation of the securities in the Index.

     Since its inception, the Fund has been managed to provide as stable a share value as possible consistent with producing a competitive income return to shareholders. It has not been managed for maximum total return, since one of the aims of management in structuring the portfolio of the Fund is to reduce fluctuations in the price of the Fund's shares resulting from changes in interest rates.

     As can be observed, however, the pattern of the Fund's results and that of the Index over the period since inception of the Fund track quite similarly, even though they are not entirely comparable in character.

     Previously, the Fund's performance was compared to the Lehman Brothers Municipal Bond Index (an index of long-term municipal securities) rather than the Lehman Brothers Quality Intermediate Municipal Bond Index. A change in the particular index was made by the Fund because it provides a better basis of comparison inasmuch as the Fund has maintained an intermediate-term average maturity since inception. Had the longer-term Lehman Brothers Municipal Bond Index been used at December 31, 1997, the value of a $10,000 investment in the Lehman Brothers Municipal Bond Index at inception of the Fund would have been $23,905. However, the correlation between the Fund's behavior and the Lehman Brothers Quality Intermediate Municipal Fund Index is more closely related.


(Graphic of line chart with the following information:)

PERFORMANCE COMPARISON

            Lehman Brothers           Fund After Sales           Cost of
            Quality Municipal         Charge and Expenses        Living Index
            Bond Index
 5/87            10,000                      9,600                  10,000
12/87            10,210                      9,804                  10,230
12/88            10,866                     10,670                  10,681
12/89            11,917                     11,581                  11,176
12/90            12,812                     12,322                  11,874
12/91            14,239                     13,634                  12,228
12/92            15,280                     14,911                  12,591
12/93            16,793                     16,565                  12,935
12/94            16,334                     15,951                  13,271
12/95            18,587                     18,051                  13,616
12/96            19,380                     18,759                  14,076
12/97            20,799                     20,110                  14,315

(Graphic of table with the following information:)

Fund's average annual total return

For the Period Ended             1          5         10       Life of Fund
  December 31, 1997              Year       Years     Years    Since 5/21/87
Including Sales Charge           2.95%       5.28%    7.01%       6.80%
  and Expenses

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

1997 REVIEW

     1997 was a good year for Colorado municipal bond investors. Lower interest rates, increased supply and improved credit quality all contributed to a positive experience for bondholders. Interest rates on 10-year Colorado bonds declined from 4.95% in December 1996 to about 4.40% at December 1997. This decline in rates resulted in price appreciation of 2.5% for bonds held throughout the year.

     The new issue supply of Colorado municipals began the year at a very sluggish pace, but increased throughout 1997 as interest rates continued to decline and voters approved new bond issues in November. Total new issuance in Colorado was $4.9 billion in 1997 versus $3.1 billion in 1996, or an increase of 59%.

     Finally, credit quality of Colorado issuers continued to improve in 1997. Robust economic activity combined with population growth led to larger surplus balances for many Colorado school districts, municipalities and the State as a whole. This trend resulted in a significant number of credit rating upgrades by the major municipal bond rating agencies for Colorado issues.

     The portfolio strategy for the Fund took advantage of higher bond prices during the year to reduce positions in bonds that were callable in 5 years or less and replace them with 8 to 11 year maturities that are non-callable or have 10 year calls. We also increased our emphasis on the highest rated securities as the yield differences between AAA rated and A rated bonds narrowed further in 1997. The weighted average maturity of the Fund as of the end of the year was 8.1 years, the average credit quality was AA+ and the 30-day average distribution yield on December 31, 1997 was 4.65%, as measured against the maximum public offering price.

1998 STRATEGY

     We plan to maintain our current investment strategy of high quality, intermediate-term maturities with above average coupons. These portfolio characteristics are designed to maintain a stable share price in the event of rising interest rates on widening quality spreads. Should interest rates remain stable or continue to decline, the higher interest rates and longer call protection on the bonds we hold in the portfolio will provide an excellent income stream for the next several years. If market conditions change, we are in a position to adjust the portfolio holdings to take advantage of higher yields from slightly longer maturities or lower quality bonds without incurring significant additional credit or interest rate risk.

KPMG Peat Marwick LLP
Certified Public Accountants

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Tax-Free Fund of Colorado:

          We have audited the accompanying statement of assets and liabilities of Tax-Free Fund of Colorado, including the statement of investments, as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian
 . As to securities sold but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Fund of Colorado as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP

New York, New York
February 6, 1998

TAX-FREE FUND OF COLORADO
STATEMENT OF INVESTMENTS

                                                                     RATING
  FACE                                                               MOODY'S/
  AMOUNT          GENERAL OBLIGATION BONDS (43.5%)                     S&P         VALUE
                  School Districts (28.8%)
$  1,000,000      Adams County School District #1                    Aaa/AAA      $ 1,108,750
                     6.50%, 12/01/02, FGIC Insured, Pre-Refunded
   2,000,000      Adams County School District #12                   Aaa/AAA        2,182,500
                   7.30%, 12/15/00, FGIC Insured, Pre- Refunded
   1,255,000      Adams County School District #12                   Aaa/AAA        1,378,931
                     5.625%, 12/15/08, FGIC Insured
   1,275,000      Adams County School District #14                   Aaa/AAA        1,413,656
                     5.750%, 12/01/08, FSA Insured
   2,500,000      Adams County School District #12                   Aaa/AAA        2,731,250
                     6.20%, 12/15/09, FGIC Insured
   1,500,000      Arapahoe County, Cherry Creek School District #5    Aa2/AA        1,635,000
                     7.00%, 12/15/00, Pre-Refunded
   1,415,000      Arapahoe County School District #5                 Aa2/AA         1,531,738
                     5.75%, 12/15/03
   1,650,000      Arapahoe County School District #6                  Aa/AA         1,765,500
                     5.50%, 12/01/03
   1,750,000      Arapahoe County School District #6                  Aa/AA         1,887,812
                     5.50%, 12/01/05
   1,475,000      Arapahoe County, Cherry Creek School District #5    Aa2/AA        1,652,000
                     6.00%, 12/15/05
   2,000,000      Arapahoe County School District #5                  Aa2/AA        2,177,500
                     5.50%, 12/15/07
   1,000,000      Arapahoe County School District #5                  Aa2/AA        1,091,250
                     5.50%, 12/15/08, FGIC Insured
   2,000,000      Boulder, Larimer & Weld County                      NR/AA-        2,157,500
                     5.90%, 12/15/05
   1,245,000      Boulder, Larimer & Weld County                     Aaa/AAA        1,383,506
                     5.875%, 12/15/06, FGIC Insured
   1,215,000      Boulder Valley  Colorado                           Aaa/AAA        1,313,719
                     5.50%, 12/01/08, FGIC Insured
   1,875,000      Boulder, Larimer & Weld County # RE-1J             Aaa/AAA        2,017,969
                     5.50%, 12/15/08, FGIC Insured
   1,500,000      Denver City & County School District #1            Aaa/AAA        1,638,750
                     6.10%, 12/15/02, MBIA Insured, Pre-Refunded
   1,000,000      Denver City & County School District #1             A1/AA-        1,080,000
                     5.60%, 06/01/08
   1,000,000      Douglas & Elbert Counties School District #
                    Re-1, Series 1992                                Aaa/AAA        1,063,750
                     5.75%, 12/15/05, FGIC Insured
   1,000,000      Douglas & Elbert Counties School District #RE-1
                    Refunding Series 1991 B                          Aaa/AAA        1,092,500
                     6.70%, 12/15/06, FGIC Insured
   2,920,000      Douglas & Elbert Counties School District #RE-1
                    Refunding                                        Aaa/AAA        3,186,450
                     5.50%, 12/15/07, FGIC Insured
   2,500,000      Douglas & Elbert Counties School District # Re-1,
                    Series 1992                                      Aaa/AAA        2,793,750
                     6.15%, 12/15/08, MBIA Insured
   1,500,000      Eagle County School District #RE50J                Aaa/AAA        1,542,810
                     6.95%, 12/01/98, FGIC Insured, Pre-Refunded
   2,320,000      Eagle County School District #RE50J, Series 1999   Aaa/AAA        2,586,800
                     6.15%, 12/01/04, FGIC Insured
   1,040,000      El Paso County School District #20                 Aaa/AAA        1,138,800
                     6.00%, 12/15/04, AMBAC Insured
     400,000      El Paso County School District #20                 Aaa/AAA          406,712
                     8.00%, 12/01/06, MBIA Insured
   1,145,000      El Paso County School District #11                  Aa/AA-        1,243,756
                     5.50%, 12/01/07, MBIA Insured
   1,330,000      El Paso County School District #11                  Aa/AA-        1,529,500
                     6.25%, 12/01/08, MBIA Insured
   1,000,000      El Paso County School District #20                 Aaa/AAA        1,148,750
                     6.15%, 12/15/08, MBIA Insured
   1,600,000      Jefferson County School District # R-1             Aaa/AAA        1,740,000
                     6.00%, 12/15/02, AMBAC Insured, Pre-Refunded
   3,000,000      Jefferson County School District # R-1             Aaa/AAA        3,266,250
                     5.50%, 12/15/06, MBIA Insured
   1,500,000      Larimer County, Colorado School No.R1 Refunding     A2/NR         1,560,000
                     5.40%, 12/15/04
   2,065,000      Mesa County School District #51                    Aaa/AAA        2,317,962
                     6.00%, 12/01/06, MBIA Insured
   1,045,000      Pitkin County Colorado School District #1
                     (ASPEN)                                         Aaa/AAA        1,140,356
                     5.85%, 11/15/03, AMBAC Insured
   1,790,000      Pitkin County, Aspen School District #1 Series
                     1989                                            Aaa/AAA        1,939,912
                     5.95%, 11/15/05, AMBAC Insured
   1,040,000      Pueblo County Colorado School District # 70        Aaa/AAA        1,114,100
                     5.50%, 12/01/09, AMBAC Insured
   1,000,000      Routt County School District # RE- 2               Aaa/AAA        1,075,000
                     5.50%, 12/01/07, MBIA Insured
   1,050,000      Summit County School District, Series A            Aaa/AAA        1,128,750
                     5.40%, 12/01/06, FGIC Insured
   1,000,000      Summit County School District, Series A            Aaa/AAA        1,090,000
                     5.50%, 12/01/07, FGIC Insured
                                                                                   64,253,239

                  City & County (2.5%)
     500,000      Boulder County Open Space Acquisition               Aa1/AA          526,875
                     6.90%, 08/15/04
     500,000      Denver Colorado City & County Unlimited Tax,        Aa2/AA          541,250
                     6.90%, 08/01/02
   1,000,000      Denver Colorado City & County Unlimited Tax,        Aa2/AA        1,080,000
                     7.00%, 08/01/03
     750,000      Greeley Water & Improvement Refunding               A1/AA-          765,412
                     7.50%, 08/01/98
     500,000      Louisville, CO Water Refunding                     Aaa/AAA          511,315
                     7.10%, 12/01/02, FGIC Insured
   1,085,000      Snowmass Refunding                                 Aaa/AAA        1,182,650
                     6.95%,11/15/00,  FSA Insured, Pre-Refunded
   1,000,000      Westminster Colorado Water Series 1992 A            A1/AA-        1,070,000
                     6.25%, 12/01/07                                                5,677,502

                  Metropolitan District (7.6%)
   2,500,000      Boulder Colorado Central Area Improvement          Aaa/AAA        2,609,374
                     6.30%, 08/15/07, FGIC Insured
   1,060,000      Castle Pines Metropolitan District                 Aaa/AAA        1,147,450
                     5.50%, 12/01/07, FSA Insured
   1,080,000      Greenwood South Metropolitan District              Aaa/AAA        1,174,500
                     5.60%, 12/01/05, MBIA Insured
   1,530,000      Highlands Ranch Metropolitan District #1,
                    Refunding                                        Aaa/AAA        1,660,050
                     6.25%, 09/01/06, MBIA Insured
   1,000,000      Highlands Ranch Metropolitan District #4           Aa1/AA+        1,066,250
                     5.80%, 12/01/07, LOC Swiss Banc
   1,000,000      Highlands Ranch Metropolitan District #4           Aaa/AAA        1,112,500
                     5.75%, 09/01/08, AMBAC Insured
   1,730,000      Highlands Ranch Metropolitan District #4           Aaa/AAA        1,931,112
                     5.75%, 09/01/09, AMBAC Insured
   2,165,000      Interstate South Metropolitan District              NR/A+         2,297,607
                     5.75%, 12/01/09, LOC FBS
   1,500,000      Meridian Metropolitan District                      A3/NR         1,558,125
                     7.00%, 12/01/99
   1,260,000      Westglenn Metropolitan District Colorado
                    Jefferson County Refunding                        NR/A+         1,341,900
                     5.65%, 12/01/04, LOC FBS
   1,000,000      Westglenn Metropolitan District Colorado,           NR/A+         1,083,750
                     6.25%, 12/01/08, LOC FBS
                                                                                   16,982,618

                  Water & Sewer (3.3%)
   1,550,000      Denver Colorado City & County Water                Aa2/AA        1,685,625
                     5.50%, 10/01/07
   1,220,000      Inverness Water & Sanitation District Colorado
                    Arapahoe & Douglas Counties Refunding,           Aaa/AAA        1,342,000
                     6.30%, 12/01/05, MBIA Insured
   1,000,000      Southgate Colorado Water District Arapahoe &
                    Douglas Counties                                 Aaa/AAA        1,026,180
                     7.05%, 12/01/01, FGIC Insured
   1,000,000      Southgate Colorado Water District Arapahoe &
                    Douglas Counties                                 Aaa/AAA        1,028,490
                     7.20%, 12/01/05, FGIC Insured
   2,000,000      Thornton, CO, Refunding-Spur A                     Aaa/AAA        2,185,000
                     5.60%, 12/01/06, FSA Insured
                                                                                    7,267,295

                  Hospital (1.3%)
     750,000      Poudre Valley Colorado Hospital District            NR/AAA          776,370
                     6.75%, 11/15/98, Pre-Refunded
   2,000,000      Poudre Valley Hospital District, Refunding          Aa/AA-        2,075,000
                     5.375%, 11/15/07                                               2,851,370
                    Total General Obligation Bonds                                 97,032,024

                  REVENUE BONDS (55.4%)
                  Higher Education (12.3%)
   1,000,000      Aurora Educational Development Community
                    College Series 1990                              Aaa/AAA        1,066,250
                     7.10%, 04/01/00, MBIA Insured, Pre-Refunded
   1,000,000      Aurora Educational Development Revenue Bonds       Aaa/AAA        1,068,750
                     7.25%, 04/01/00  MBIA Insured, Pre-Refunded
   1,580,000      City of Aurora Colorado Educational Development
                    Refunding Bond                                    NR/BBB        1,692,575
                     6.00%, 10/15/07
   1,000,000      Colorado Post Secondary Educational Facilities
                    Authority Refund Revenue Bonds                    NR/AAA        1,071,250
                     6.35%, 06/01/00, Connie Lee Insured,
                     Pre-Refunded
   1,235,000      Colorado Post Secondary Educational Facility,
                    Regis University                                  A2/AAA        1,343,062
                     6.30%, 03/01/02, Connie Lee Insured,
                     Pre-Refunded
   1,170,000      Colorado Post Secondary Educational Facility,      Aaa/AAA        1,267,988
                     5.50%, 03/01/08, MBIA Insured
   1,000,000      Colorado Post Secondary Educational Facilities
                    Authority Refunding Revenue Bonds Series 93,      A2/AAA        1,062,500
                     5.95%, 03/01/09, Connie Lee Insured
   1,000,000      Colorado State Board of Agriculture Revenue
                    Refunding, Colorado State University Student
                     Sports,                                         Aaa/AAA        1,061,250
                     5.40%, 04/01/06, MBIA Insured
   1,000,000      Colorado State Board of Agriculture Revenue,
                    Fort Lewis College                               Aaa/AAA        1,100,000
                     6.50%, 10/01/06, FGIC Insured
   1,000,000      Colorado State Board of Agriculture Revenue,
                    University of Southern Colorado Auxiliary
                    Facility                                         Aaa/AAA        1,086,250
                     6.25%, 08/01/07, AMBAC Insured
     565,000      Colorado State Board of Agriculture Revenue
                    Refunding & Improvement                          Aaa/AAA          615,850
                     6.35%, 03/01/02, MBIA Insured, Pre-Refunded
     435,000      Colorado State Board of Agriculture Revenue
                    Refunding & Improvement                          Aaa/AAA          470,344
                     6.35%, 03/01/08, MBIA Insured
   1,000,000      Colorado State Board of Agriculture Revenue
                    Refunding, Colorado University Student Sports,   Aaa/AAA        1,056,250
                     5.45%, 04/01/08, MBIA Insured
   2,655,000      Board of Trustees State Colleges Colorado
                    Auxiliary Facilities Revenue Bonds (Western
                    State Colleges Project)                           NR/AAA        2,947,050
                     6.60%, 05/01/02, Connie Lee Insured,
                     Pre-Refunded
   1,500,000      Colorado Student Obligation Board Authority
                    Student Loan Revenue                               A/NR         1,573,125
                     6.00%, 09/01/01
   1,860,000      Colorado State Colleges Western State,             Aaa/AAA        1,969,275
                     5.50%, 05/15/09, MBIA Insured
     420,000      University of Colorado, Student Recreation
                     Center                                          Aaa/AAA          437,325
                     7.00%, 06/01/99, MBIA Insured
     320,000      University of Colorado Revenue                     Aaa/AAA          342,800
                     7.10%, 06/01/00, MBIA Insured, Pre-Refunded
     500,000      University of Colorado Regents Research Building
                    Revolving Fund Revenue                            A2/A+           523,125
                     6.85%, 06/01/03
   1,000,000      University of Colorado Research Building
                     Revenue                                         Aaa/AAA        1,075,000
                     6.00%, 06/01/06, MBIA Insured
   1,000,000      University of Colorado Revenue                     Aaa/AAA        1,081,250
                     6.20%, 06/01/07, MBIA Insured
   1,500,000      State of Colorado University of Northern
                     Colorado Auxiliary Facilities                   Aaa/AAA        1,621,875
                     5.75%, 06/01/07, MBIA Insured
   1,745,000      State of Colorado University of Northern
                    Colorado Auxiliary Facilities                    Aaa/AAA        1,943,494
                     5.75%, 06/01/08, MBIA Insured
                                                                                   27,476,638

                  Electric (7.1%)
   8,000,000      Adams County Colorado Pollution Control
                    Revenue Public Service                           Aaa/AAA        8,490,000
                     5.625%, 04/01/08, MBIA Insured
   1,210,000      Moffat County Colorado Pollution Control
                    Revenue                                          Aaa/AAA        1,293,188
                     5.50%, 11/01/03, AMBAC Insured
   2,125,000      Moffat County Colorado Pollution Control
                    Revenue                                          Aaa/AAA        2,326,875
                     5.625%, 11/01/06, AMBAC Insured
   1,375,000      Platte River Power Authority                       Aaa/AAA        1,491,875
                     5.75%, 06/01/04, MBIA Insured
   2,000,000      Platte River Power Authority                       Aaa/AAA        2,260,000
                     6.00%, 06/01/07, MBIA Insured
                                                                                   15,861,938

                  Sales Tax (7.1%)
   1,000,000      Arvada Colorado Sales & Use Tax Revenue            Aaa/AAA        1,076,250
                     6.10%, 12/01/07, FGIC Insured
   2,000,000      Boulder County Colorado Open Space & Use Tax
                    Revenue Bonds                                    Aaa/AAA        2,182,500
                    Series 1994 FGIC Insured, 5.75%, 12/15/04
     500,000      Denver City & County Excise Tax                    Aaa/AAA          526,875
                     6.90%, 09/01/00, MBIA Insured
   1,000,000      Denver Metro Major League Baseball Stadium
                    Excise Tax Revenue                               Aaa/AAA        1,086,250
                     6.35%, 10/01/01, FGIC Insured, Pre-Refunded
   2,000,000      Denver Metro Major League Baseball Stadium
                    Excise Tax Revenue                               Aaa/AAA        2,177,500
                     6.45%, 10/01/01, FGIC Insured, Pre-Refunded
   2,045,000      Fort Collins Sales & Use Tax Revenue               Aaa/AAA        2,165,144
                     5.375%, 12/01/06, FGIC Insured
   1,000,000      Fort Collins Downtown Development Authority
                    Tax Increment Revenue                            Aaa/AAA        1,072,500
                     6.50%, 06/01/07, MBIA Insured
   1,000,000      Jefferson County Districtwide Sales Tax            Aaa/AAA        1,080,000
                     6.10%, 12/01/04, MBIA Insured
     500,000      Mesa County Sales Tax Revenue                      Aaa/AAA          516,205
                     7.40%, 06/01/00, MBIA Insured
     500,000      Thornton Sales & Use Tax Revenue                   Aaa/AAA          522,500
                     6.70%, 09/01/99, FGIC Insured
   1,000,000      Thornton Sales & Use Tax Revenue                   Aaa/AAA        1,043,750
                     6.80%, 09/01/01, FGIC Insured
   1,000,000      Westminster Sales & Use Tax 1991                   Aaa/AAA        1,078,750
                     6.70%, 12/01/01, FGIC Insured
   1,175,000      Westminster Colorado Sales Tax Revenue             Aaa/AAA        1,282,219
                     5.50%, 12/01/07, FGIC Insured
                                                                                   15,810,443

                  Water & Sewer (8.6%)
   1,750,000      Centennial Water & Sewer District                  Aaa/AAA        1,929,375
                     5.80%, 12/01/07, FSA Insured
     500,000      Colorado Water Resource & Power Development
                    Authority                                        Aaa/AAA          540,000
                     7.00%, 11/01/00, FGIC Insured
     675,000      Colorado Water Resource & Power Development
                    Authority, Series A                              Aa2/AA          743,344
                     6.90%, 09/01/01, Pre-Refunded
     325,000      Colorado Water Resource & Power Development
                    Authority                                        Aa2/AA           359,125
                     6.90%, 09/01/04
     140,000      Colorado Water Resource & Power Development
                    Authority                                        Aa2/AA+          154,525
                     6.875%, 09/01/05
     710,000      Colorado Water Resource & Power Development
                    Authority, Series A                               Aa2/AA          783,662
                     7.00%, 09/01/01, Pre-Refunded
     360,000      Colorado Water Resource & Power Development
                    Authority, Series B                              Aa2/AA+          396,000
                     6.875%, 09/01/01, Pre-Refunded
   1,000,000      Colorado Water Resource & Power Development
                    Authority                                        Aaa/AAA        1,096,250
                     6.80%, 11/01/05, FGIC Insured
   1,000,000      Colorado Water Resource & Power Development
                    Authority                                        Aaa/AAA        1,103,750
                     6.50%, 11/01/05, FGIC Insured
     745,000      Colorado Water Resource & Power Development
                    Authority, Series A                               Aa2/AA          822,294
                     7.00%, 09/01/01, Pre-Refunded
   1,000,000      Colorado Water Resource & Power Development
                    Authority                                         Aa2/AA        1,086,250
                     6.00%, 09/01/06
   1,000,000      Colorado Water Resource & Power Development
                    Authority Clean Water Revenue,                    Aa2/AA        1,070,000
                    5.35%, 09/01/06
   1,965,000      Fort Collins Colorado Wastewater Sewer Revenue     Aaa/AAA        2,082,900
                     5.375%, 12/01/08, FGIC Insured
   1,530,000      Left Hand Water District, Series 1996              Aaa/AAA        1,673,438
                    5.75%, 11/15/08, MBIA Insured
   1,000,000      Loveland Sewer Revenue Series 1989                 Aaa/AAA        1,050,000
                     6.80%, 11/01/01, MBIA Insured
   1,000,000      Metro Wastewater Reclaimation District, Gross
                    Revenue Series                                    Aa/AA         1,062,500
                     5.70%, 04/01/05
   1,055,000      Metro Wastewater Reclaimation District, Gross
                    Revenue Series                                    Aa/AA         1,120,938
                     5.80%, 04/01/06
   1,010,000      Northglenn Colorado Water & Sewer                  Aaa/AAA        1,118,575
                     5.75%, 12/01/06, FSA Insured
   1,000,000      Westminster Colorado Water & Wastewater Utility
                    Enterprise Water And Wastewater Revenue
                    Series 1994                                      Aaa/AAA        1,088,750
                     5.70%, 12/01/04, AMBAC Insured
                                                                                   19,281,676

                  Hospital (6.2%)
     935,000      Colorado Health Facility Community Provider
                    Pooled Loan Program                              Aaa/AAA          940,508
                     7.40%, 07/15/99, MBIA Insured
   2,030,000      Colorado Health Facility Authority Hospital
                   Revenue North Colorado Medical Center              Aaa/AAA        2,192,400
                     5.60%, 05/15/05, MBIA Insured
   2,255,000      Colorado Health Facility Community Provider
                    Pooled Loan Revenue                              Aaa/AAA        2,508,687
                     7.20%, 07/15/05, FSA Insured
   1,410,000      Colorado Health Facility Authority Hospital
                    Revenue Boulder Community Hospital               Aaa/AAA        1,536,900
                     5.65%, 10/01/06, MBIA Insured
   1,000,000      Colorado Health Facility Authority Sisters
                    of Charity Health Care                           Aaa/AAA        1,162,500
                     6.25%, 05/15/09, AMBAC Insured
   1,460,000      Colorado Springs Hospital Revenue                  Aaa/AAA        1,587,750
                     5.50%, 12/15/06, MBIA Insured
   1,000,000      Poudre Valley Hospital District, Refunding         Aaa/AAA        1,093,750
                     6.50%, 12/01/01, AMBAC Insured, Pre-Refunded
   1,000,000      Pueblo County Colorado Hospital Facilities,
                    Series A                                         Aaa/AAA        1,097,500
                     6.80%, 09/01/05, MBIA Insured
   1,475,000      University Colorado Hospital Authority Hospital
                    Revenue                                          Aaa/NR         1,602,219
                     5.50%, 11/15/07, AMBAC Insured
                                                                                   13,722,214

                  Housing (7.2%)
   1,600,000      Adams County Colorado Multi-Family Housing
                    Revenue,Brittany Station Series A, FNMA            NR/AAA       1,694,000
                     5.40%, 09/01/25
     940,000      City of Arvada Colorado Multi-family Housing
                    Revenue, Springwood GNMA                          NR/AAA          987,000
                     5.60%, 08/20/08
     230,000      Colorado Housing Finance Authority 1991,
                    Series A-3                                        NR/AA+          239,775
                     6.10%, 11/01/00
     235,000      Colorado Housing Finance Authority 1991,
                    Series A-1                                        NR/AA+          248,219
                     6.20%, 11/01/01
     525,000      Colorado Housing Finance Authority 1991,
                    Series A                                          A2/NR           555,844
                     6.90%, 05/01/01
   1,405,000      Colorado Housing Finance Authority, SFM
                    Series A-2                                        NR/AA+        1,512,131
                     6.65%, 11/01/06
     900,000      Colorado Housing Finance Authority, SFM
                    Series 1994C                                      Aa2/NR          964,125
                     6.00%, 12/01/04
   2,480,000      Colorado Housing Finance Authority, SFM
                    Series D-2                                        Aa2/NR         2,638,100
                     5.625%, 06/01/10
   1,250,000      Colorado Housing Finance Authority, SFM
                    Series A-2                                        Aa2/NR         1,346,875
                     5.75%, 11/01/10
   2,090,000      Colorado Housing Finance Authority, SFM
                    Series 1994C                                      Aa2/NR         2,262,425
                     6.25%, 12/01/12
     275,000      Commerce City Single Family Revenue Series A        Aa1/NR          292,531
                     6.875%, 03/01/12
   1,000,000      Littleton Assisted Living Building Authority,
                    Amity Plaza Project Multi-family Housing
                    Revenue Bond Series 1994,                          NR/A+         1,072,500
                     6.10%, 03/01/06
   1,500,000      Snowmass Village Multi-family Revenue Refunding    Aaa/AAA        1,608,750
                     6.30%, 12/15/08, FSA Insured
     345,000      Southwestern Colorado Single Family Revenue
                    Partnership, Refunding                            A1/NR           366,562
                     7.10%, 09/01/04
     185,000      Summit County Single Family Revenue Refunding
                    Series A                                          A1/NR           194,712
                     7.25%, 12/01/04
                                                                                   15,983,549

                  Industrial Development Revenue (1.2%)
   1,860,000      Denver City & County, Industrial Development
                    Revenue, Rollie R. Kelley Project                 NR/A+         1,920,450
                     7.00%, 06/01/06, LOC  FBS
     635,000      Denver City & County Industrial Development
                    Revenue                                           NR/A+           651,669
                     6.40%, 12/01/10
                                                                                    2,572,119

                  Transportation (1.9%)
   1,000,000      Arapahoe County Colorado E-470 Vehicle
                    Registration Revenue Bonds                       Aaa/AAA        1,085,000
                     5.45%, 08/31/07, MBIA Insured
   2,000,000      Regional Transportation District Sales Tax
                    Revenue                                          Aaa/AAA       2,162,500
                     5.50%,11/01/05, FGIC Insured
   1,000,000      Regional Transportation District Sales Tax
                    Revenue                                          Aaa/AAA        1,092,500
                     6.15%,11/01/05, FGIC Insured
                                                                                    4,340,000

                  Lease (0.6%)
     215,000      Denver City & County School District #1, COP       Aaa/AAA          219,939
                     6.80%, 12/15/98, FGIC Insured
     640,000      Denver City & County School District               Aaa/AAA          654,272
                     6.85%, 12/15/99, FGIC Insured
     525,000      Denver City & County School District               Aaa/AAA          559,125
                     6.95%, 12/15/00, FGIC Insured
                                                                                    1,433,336

                  Miscellaneous Revenue (3.2%)
   1,000,000      Boulder County, CO, N.C.A.R.                         NR/A         1,090,000
                     6.50%, 12/01/02
   1,000,000      Boulder County, CO, N.C.A.R.                        NR/A          1,091,250
                     6.60%, 12/01/03
   2,275,000      Denver Colorado City & County Helen Bonfils
                    Project                                           NR/AA-        2,482,594
                     5.875%, 12/01/09
   1,000,000      South Suburban Park & Recreational District         Baa/NR        1,078,750
                     6.00%, 11/01/07
   1,230,000      Thornton, Colorado Development Authority           Aaa/AAA        1,359,150
                     5.75%, 12/01/06, MBIA Insured
                                                                                    7,101,744

                    Total Revenue Bonds                                           123,583,657
                    Total Investments (Cost $208,639,809*)   98.9%                220,615,681
                    Other assets in excess of liabilities     1.1                   2,408,410
                      Net Assets                            100.0%               $223,024,091

                   * Cost for Federal tax purposes is identical.

See accompanying notes to financial statements

TAX-FREE FUND OF COLORADO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
        Investments at value (identified cost $208,639,809)   $   220,615,681
        Cash                                                          780,161
        Interest receivable                                         1,950,306
        Receivable for Fund shares sold                                77,713
        Receivable for investment securities sold                      50,426
        Other assets                                                    7,871
        Total assets                                              223,482,158

LIABILITIES
        Dividends payable                                             165,655
        Payable for Fund shares redeemed                              113,107
        Adviser and Administrator fees payable                         94,261
        Accrued expenses                                               55,398
        Distribution fees payable                                      29,646
        Total liabilities                                             458,067

NET ASSETS                                                    $   223,024,091

        Net Assets consist of:
        Capital Stock - Authorized an unlimited
          number of shares, par value $.01 per share          $       209,960
        Additional paid-in capital                                209,699,660
        Accumulated net realized gain on investments                1,138,599
        Net unrealized appreciation on investments                 11,975,872
                                                              $   223,024,091
CLASS A
        Net Assets                                            $   216,320,615
        Capital shares outstanding                                 20,365,542
        Net asset value and redemption price per share        $         10.62
        Offering price per share (100/96 of $10.62
          adjusted to nearest cent)                           $         11.06

CLASS C
        Net Assets                                            $     1,035,516
        Capital shares outstanding                                     97,669
        Net asset value and offering price per share          $         10.60
        Redemption price per share (*generally, a charge
          of 1% is imposed on the proceeds of shares
          redeemed during the first 12 months after
          purchase)                                           $         10.60*

CLASS Y
        Net Assets                                            $     5,667,960
        Capital shares outstanding                                    532,755
        Net asset value, offering and redemption
          price per share                                     $         10.64


See accompanying notes to financial statements.

TAX-FREE FUND OF COLORADO
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
  Interest income                                               $  12,105,096

Expenses:
  Investment Adviser fees (note 3)                  $  437,704
  Administrator fees (note 3)                          656,555
  Transfer and shareholder servicing agent fees        143,353
  Distribution and service fees (note 3)               117,411
  Custodian fees (note 7)                               68,877
  Trustees' fees and expenses (note 8)                  65,221
  Shareholders' reports and proxy statements            43,042
  Legal fees                                            35,063
  Audit and accounting fees                             29,335
  Registration fees and dues                            10,878
  Insurance                                              3,902
  Miscellaneous                                         30,038
                                                     1,641,379

  Administration fees waived (note 3)                   (5,270)
  Expenses paid indirectly (note 7)                    (57,829)
        Net expenses                                                1,578,280
        Net investment income                                      10,526,816

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from securities
    transactions                                    1,694,628
  Change in unrealized appreciation on
    investments                                     3,107,464

  Net realized and unrealized gain on
    investments                                                     4,802,092
  Net increase in net assets resulting from
    operations                                                 $   15,328,908

See accompanying notes to financial statements.

TAX-FREE FUND OF COLORADO
STATEMENTS OF CHANGES IN NET ASSETS

                                                  Year Ended December 31,
                                                 1997               1996
OPERATIONS:
  Net investment income                        $  10,526,816    $  10,788,159
  Net realized gain from securities
    transactions                                   1,694,628          110,498
  Change in unrealized appreciation on
    investments                                    3,107,464       (3,150,185)
    Change in net assets from operations          15,328,908        7,748,472

DISTRIBUTIONS TO SHAREHOLDERS (note 6):
  Class A Shares:
  Net investment income                          (10,364,025)     (10,779,866)
  Distributions in excess of net investment
    income                                          (335,411)        (236,198)
  Net realized gain on investments                     -                  -

  Class C Shares:
  Net investment income                              (38,032)          (8,288)
  Distributions in excess of net
    investment income                                 (1,231)            (229)
  Net realized gain on investments                     -                  -

  Class Y Shares:
  Net investment income                             (124,757)              (5)
  Distributions in excess of net investment
    income                                            (4,037)             -
  Net realized gain on investments                     -                  -
    Change in net assets from distributions      (10,867,493)     (11,024,586)

CAPITAL SHARE TRANSACTIONS (note 9):
  Proceeds from shares sold                       25,290,827       22,599,522
  Reinvested dividends and distributions           6,533,875        6,733,129
  Cost of shares redeemed                        (28,569,850)     (30,054,520)
    Change in net assets from capital share
      transactions                                 3,254,852         (721,869)
    Change in net assets                           7,716,267       (3,997,983)

NET ASSETS:
  Beginning of period                            215,307,824      219,305,807
  End of period                                $ 223,024,091   $  215,307,824

See accompanying notes to financial statements.

TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Tax-Free Fund of Colorado (the "Fund"), a non-diversified, open-end investment company, was organized in February, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares and, since its inception to April 30, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and, as was the case since inception, are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity. They are not available to individual retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. All classes of shares represent interests in the same portfolio of investments in the Fund and are identical as to rights and privileges. They differ only with respect to the effect of sales charges, the distribution and/or service fees borne by the respective class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

                   In Fiscal 1996, the Fund began amortizing bond premium using the constant yield method. Accordingly, net unrealized appreciation and additional paid-in capital have been adjusted by equal amounts at the beginning of the year. This change had no effect on the Fund's net asset value or distribution policy and conforms to the amortization policy followed by the Fund for Federal tax purposes.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net asets from operations during the reporting period. Actual results could differ from those estimates.


3.  FEES AND RELATED PARTY TRANSACTIONS

a)  MANAGEMENT ARRANGEMENTS:

     Management affairs of the Fund are conducted through two separate management arrangements.

     KPM Investment Management, Inc. (the "Adviser") serves as Investment Adviser to the Fund. The Adviser is a wholly-owned subsidiary of KFS Corporation, a member of the nationally oriented Mutual of Omaha Companies.
In this role, under an Investment Advisory Agreement, the Adviser supervises the Fund's investments and provides various services to the Fund for which it is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.20 of 1% of the entire net assets of the Fund. This fee will be reduced to 0.16% if certain payments are made under the Fund's Distribution Plan relative to Class A Shares.

     The Fund also has an Administration Agreement with Aquila Management Corporation (the "Administrator"), the Fund's founder and sponsor. Under this Agreement, the Administrator provides all administrative services, other than those relating to the management of the Fund's investments. These include providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Administrator is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.30 of 1% of the entire net assets of the Fund. This fee will be reduced to 0.24% if certain payments are made under the Fund's Distribution plan relative to Class A Shares.

     Specific details as to the effect of the Fund's payments under its Distribution Plan, as described below, on the above management fees and as to the nature and extent of the services provided by the Adviser and the Administrator are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     The Adviser and the Administrator each agrees that the above fees shall be reduced, but not below zero, by an amount equal to its pro-rata portion (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Fund plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Fund's total annual investment income. No such reduction in fees was required during the year ended December 31, 1997.

     For the year ended December 31, 1997, the Fund incurred fees under the Advisory Agreement and Administration Agreement of $437,704 and $656,555, respectively. The Administrator voluntarily waived $5,270 of its fee.

b) DISTRIBUTION AND SERVICE FEES

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.05% of the Fund's average net assets represented by Class A Shares. The Board of Trustees and shareholders approved an amendment to the Fund's Distribution Plan applicable to Class A Shares which will permit the Fund to make service fee payments at the rate of 0.15 of 1% on the entire net assets represented by Class A Shares. However, there will be a simultaneous reduction in the fee payable to the Adviser from an annual rate of 0.20 of 1% to 0.16% and in the fee payable to the Administrator from an annual rate of 0.30 of 1% to 0.24% on all net assets. The combined payments of these fees will accordingly remain at the current level of 0.55 of 1% of the average annual net assets represented by the Class A Shares. However, management of the Fund has determined that implementation of the changes should be indefinitely postponed. For the year ended December 31, 1997, service fees on Class A Shares amounted to $107,821, of which the Distributor received $4,357.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 1997, amounted to $7,193. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 1997, amounted to $2,397. The total of these payments with respect to Class C Shares amounted to $9,590, of which the Distributor received $8,921.

     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, Aquila Distributors, Inc. serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Colorado, with the bulk of sales commissions inuring to such dealers. For the year ended December 31, 1997, the Distributor received sales commissions of $68,322.

4. PURCHASES AND SALES OF SECURITIES

     During the year ended December 31, 1997, purchases of securities and proceeds from the sales of securities aggregated $53,232,011and $48,837,291, respectively.

     At December 31, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $11,976,228 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $356 for a net unrealized appreciation of $11,975,872.

5. PORTFOLIO ORIENTATION

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers' ability to meet their obligations.

6. DISTRIBUTIONS

     The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share or in cash, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. However, due to differences between financial reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to ordinary income taxes.

7. CUSTODIAN FEES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended December 31, 1997, the Fund's custodian fees amounted to $68,877, of which $57,829 was offset by such credits. It is the general intention of the Fund to invest, to the extent practicable, some or all cash balances in income-producing assets rather than leave cash on deposit with the custodian.

8. TRUSTEES' FEES AND EXPENSES

     During the fiscal year there were seven Trustees. Trustee' fees paid during the year were at the annual rate of $5,000 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended December 31, 1997, such reimbursements averaged approximately $3,900 per Trustee. One of the Trustees, who is affiliated with the Administrator, is not paid any Trustee fees.

9. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares of the Fund were as follows:

                               Year Ended                 Year Ended
                             December 31, 1997         December 31, 1996
                            Shares       Amount        Shares       Amount
CLASS A SHARES:
Proceeds from shares sold   1,718,765  $ 17,904,456   2,086,373  $  21,654,023
Reinvested distributions      621,035     6,486,344     648,241      6,730,082
Cost of shares redeemed   (2,568,761)  (26,830,982)  (2,898,027)  (30,020,808)
  Net change                (228,961)   (2,440,182)    (163,413)   (1,636,703)

                                                          Period Ended
                                                        December 31, 1996*
                                                        Shares      Amount
CLASS C SHARES:
Proceeds from shares sold    11,536        120,381       90,792       945,399
Reinvested distributions      3,049         31,824          316         3,043
Cost of shares redeemed      (4,876)       (51,711)      (3,148)      (33,712)
  Net change                  9,709        100,494       87,960       914,730

                                                            Period Ended
                                                          December 31, 1996*
                                                          Shares      Amount
CLASS Y SHARES:
Proceeds from shares sold   691,207      7,265,990           10           100
Reinvested distributions      1,497         15,707            -             4
Cost of shares redeemed    (159,960)    (1,687,157)           -             -
  Net change                532,744      5,594,540           10           104


Total transactions in
  Fund shares               313,492  $   3,254,852      (75,443)   $ (721,869)

    * From April 30, 1996  (date of inception) through December 31, 1996.

TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                                   Class A(1)
                                             Year ended December 31,
                                    1997      1996     1995    1994    1993
Net Asset Value,
  Beginning of Period              $10.41   $10.56    $9.82   $10.77   $10.38

Income from Investment Operations:
Net investment income                0.50     0.52     0.54     0.55     0.57
Net gain (loss) on securities
  (both realized and unrealized)     0.23    (0.13)    0.74    (0.95)    0.55
Total from Investment
  Operations                         0.73     0.39     1.28    (0.40)    1.12

Less Distributions (note 6):
Dividends from net investment
  income                            (0.52)   (0.54)   (0.54)   (0.55)   (0.57)
Distributions from capital gains       -        -        -        -     (0.16)

  Total Distributions               (0.52)   (0.54)   (0.54)   (0.55)   (0.73)

Net Asset Value, End of Period     $10.62   $10.41   $10.56    $9.82   $10.77
Total Return (not reflecting
  sales charge)(%)                   7.21     3.78    13.28    (3.80)   11.10

Ratios/Supplemental Data
Net Assets, End of Period
  ($ thousands)                   216,321  214,392  219,306  199,075  222,277
Ratio of Expenses
  to Average Net Assets (%)          0.72     0.69     0.63     0.57     0.53
Ratio of Net Investment Income
  to Average Net Assets (%)          4.81     5.03     5.21     5.36     5.32
Portfolio Turnover Rate (%)         22.66    10.96    14.20    15.53    20.89

Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:
Net Investment Income ($)            0.50     0.51     0.52     0.53     0.55
Ratio of Expenses to Average
  Net Assets (%)                     0.75     0.75     0.77     0.76     0.73
Ratio of Net Investment Income
  to Average Net Assets (%)          4.78     4.97     5.07     5.17     5.12

     (1)  Designated as Class A Shares on April 30, 1996.

Note: On October 1, 1992, Kirkpatrick, Pettis, Smith, Polian Inc. became the
      Fund's Investment Adviser replacing Norwest Bank Minnesota, NA. On July 1, 1994, KPM Investment Management, Inc., a wholly-owned subsidiary of Kirkpatrick, Pettis, Smith, Polian Inc., became the Fund's Investment Adviser.

See accompanying notes to financial statements.

TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

                                     Class C(1)             Class Y(1)
                                Year        Period(2)   Year        Period(2)
                                Ended Dec.  Ended Dec.  Ended Dec.  Ended Dec.
                                31, 1997    31, 1996    31, 1997    31, 1996
Net Asset Value, Beginning
  of Period                       $10.41      $10.31      $10.41      $10.31

Income from Investment
  Operations:
Net investment income               0.40        0.28        0.52        0.38
Net gain (loss) on securities
  (both realized and
   unrealized)                      0.21        0.12        0.25        0.12
Total from Investment
  Operations                        0.61        0.40        0.77        0.50

Less Distributions (note 6):
Dividends from net investment
  income                           (0.42)      (0.30)      (0.54)      (0.40)
Distributions from capital gains      -           -           -           -
  Total Distributions              (0.42)      (0.30)      (0.54)      (0.40)

Net Asset Value, End of Period    $10.60      $10.41      $10.64      $10.41

Total Return (not reflecting
  sales charge) (%)                 5.99       3.78#        7.65       4.87#
Ratios/Supplemental Data
Net Assets, End of Period
  ($ thousands)                    1,036         915       5,668         0.1
Ratio of Expenses to Average
  Net Assets (%)                    1.66        1.64*       0.67        0.64*
Ratio of Net Investment Income
  to Average Net Assets (%)         3.84        4.08*       4.79        5.08*
Portfolio Turnover Rate (%)        22.66        10.96      22.66        10.96

Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees and the expense offset in custodian fees for uninvested cash balances would have been:
Net Investment Income ($)          0.40          0.27       0.52         0.37
Ratio of Expenses to Average
  Net Assets (%)                   1.69         1.70*       0.70        0.70*
Ratio of Net Investment Income
  to Average Net Assets (%)        3.81         4.02*       4.76        5.02*

     (1)  New Class of Shares established on April 30, 1996.
     (2)  From April 30, 1996 to December 31, 1996.
      #   Not annualized.
      *   Annualized.

See accompanying notes to financial statements.

REPORT ON THE ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

The Annual Meeting of Shareholders of Tax-Free Fund of Colorado (the "Fund") was held on June 12, 1997.* At the meeting, the following matters were submitted to a shareholder vote and approved:

(i)       the election of Lacy B. Herrmann, Tucker Hart Adams,
          Arthur K. Carlson, William M. Cole, Anne J. Mills, J. William Weeks, and John G. Welles as Trustees to hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (each Trustee received at least 158,061,430.15 affirmative votes (98.56%); no more than 2,313,453.86 votes were withheld for any Trustee (1.44%)), and

(ii) the ratification of the selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the fiscal year ending December 31, 1997 (votes for: 156,220,712.80 (97.41%); votes against: 575,625.93 (0.36%); abstentions: 3,578,545.28 (2.23%);
          broker non-votes: 0.00 (0.00%)).

_____________________

* On the record date for this meeting, the holders of 20,670,693.83 Class A shares, 90,891.97 Class C shares, and 52,464.00 Class Y shares of the Fund were outstanding and entitled to vote representing a total net asset value of $215,425,031.14. The holders of shares entitled to vote representing a total net asset value of $160,374,884.01 (74.45%) were present in person or by proxy at the meeting.


FEDERAL TAX STATUS OF 1997 DISTRIBUTIONS (UNAUDITED)

For the fiscal year ended December 31, 1997, of the total amount of dividends paid by Tax-Free Fund of Colorado, 96.87% was "exempt-interest dividends" and the balance was ordinary dividend income.

Prior to January 31, 1998, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1997 CALENDAR YEAR.